                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

      The person whose signature appears below hereby appoints Dana R. Gibbs and Lori L. Maddox, or either of them, as attorneys-in-fact with full power of substitution, to execute in the name and on behalf of the undersigned in his capacity as a director of EOTT Energy Corp., and to file with the Securities and Exchange Commission, the Form S-1 Registration Statement under the Securities Act of 1933 of EOTT Energy Partners, L.P. for the registration of 1,700,000 Common Units and any and all amendments (including post-effective amendments) thereto.


                                                /s/ Edward O. Gaylord
                                             ---------------------------
                                                  Edward O. Gaylord

                                POWER OF ATTORNEY

      The person whose signature appears below hereby appoints Dana R. Gibbs and Lori L. Maddox, or either of them, as attorneys-in-fact with full power of substitution, to execute in the name and on behalf of the undersigned in his capacity as a director of EOTT Energy Corp., and to file with the Securities and Exchange Commission, the Form S-1 Registration Statement under the Securities Act of 1933 of EOTT Energy Partners, L.P. for the registration of 1,700,000 Common Units and any and all amendments (including post-effective amendments) thereto.


                                                /s/ John H. Duncan
                                             ------------------------
                                                  John H. Duncan

                                POWER OF ATTORNEY

      The person whose signature appears below hereby appoints Dana R. Gibbs and Lori L. Maddox, or either of them, as attorneys-in-fact with full power of substitution, to execute in the name and on behalf of the undersigned in his capacity as a director of EOTT Energy Corp., and to file with the Securities and Exchange Commission, the Form S-1 Registration Statement under the Securities Act of 1933 of EOTT Energy Partners, L.P. for the registration of 1,700,000 Common Units and any and all amendments (including post-effective amendments) thereto.


                                                /s/ Kenneth L. Lay
                                            ------------------------
                                                  Kenneth L. Lay

                                POWER OF ATTORNEY

      The person whose signature appears below hereby appoints Dana R. Gibbs and Lori L. Maddox, or either of them, as attorneys-in-fact with full power of substitution, to execute in the name and on behalf of the undersigned in his capacity as a director of EOTT Energy Corp., and to file with the Securities and Exchange Commission, the Form S-1 Registration Statement under the Securities Act of 1933 of EOTT Energy Partners, L.P. for the registration of 1,700,000 Common Units and any and all amendments (including post-effective amendments) thereto.


                                                /s/ Dee S. Osborne
                                            ------------------------
                                                  Dee S. Osborne

                                POWER OF ATTORNEY

      The person whose signature appears below hereby appoints Dana R. Gibbs and Lori L. Maddox, or either of them, as attorneys-in-fact with full power of substitution, to execute in the name and on behalf of the undersigned in his capacity as a director of EOTT Energy Corp., and to file with the Securities and Exchange Commission, the Form S-1 Registration Statement under the Securities Act of 1933 of EOTT Energy Partners, L.P. for the registration of 1,700,000 Common Units and any and all amendments (including post-effective amendments) thereto.


                                                /s/ Stanley C. Horton
                                            ---------------------------
                                                  Stanley C. Horton

                                POWER OF ATTORNEY

      The person whose signature appears below hereby appoints Dana R. Gibbs and Lori L. Maddox, or either of them, as attorneys-in-fact with full power of substitution, to execute in the name and on behalf of the undersigned in his capacity as a director of EOTT Energy Corp., and to file with the Securities and Exchange Commission, the Form S-1 Registration Statement under the Securities Act of 1933 of EOTT Energy Partners, L.P. for the registration of 1,700,000 Common Units and any and all amendments(including post-effective amendments) thereto.


                                                /s/ Daniel P. Whitty
                                            --------------------------
                                                  Daniel P. Whitty